[LOGO] CMA(R)

CMA MICHIGAN
MUNICIPAL MONEY FUND

Semi-Annual Report

September 30, 2000

[LOGO] Merrill Lynch

TO OUR SHAREHOLDERS:

For the six-month period ended September 30, 2000, CMA Michigan Municipal Money Fund paid shareholders a net annualized yield of 3.60%.* As of September 30, 2000, the Fund's 7-day yield was 3.99%.

Economic Environment

Although Michigan's economy expanded payrolls at less than half the national pace during the past six months, the state's modest expansion remained broad based. For example, the manufacturing and financial service industries, which experienced weakness during 1999, are once again adding to payrolls. This follows a loss of over 14,000 manufacturing jobs during the past year, predominantly attributable to the large number of mergers and acquisitions among auto suppliers. Going forward, Michigan manufacturers are expected to face new pressures as auto sales come off their record highs, and higher interest rates reduce demand for capital goods, resulting in job cuts. Consequently, new expansions should help offset some losses as plans for nearly 300 new manufacturing facilities were announced at the end of last year.

During the month of August, seasonally adjusted annualized vehicle sales were
17.5 million units, an increase from 17.2 million units in July 2000 and up from
17.4 million units in August 1999. The state's retail sector did experience some softness during the six-month period with only 45% of Michigan retailers reporting sales increases in July, the worst July on record since the Michigan Retailers Association Index was established in 1994. In addition, according to the Michigan Retailers Association's expectations index for July, only 66% of retailers expected gains during the next three months, down from 70% the previous month.

In an effort to continue to diversify the state's economy and improve its high-tech image, Michigan has launched a new campaign to attract both high-tech employers and employees to the state. This comes on the heels of a study conducted by the American Electronics Association that ranked Michigan seventeenth nationally with respect to high-tech employment. Michigan currently supports 5,000 high-tech establishments with the greatest concentration in electronic machinery, communications and software development.

The outlook for Michigan's economy relies in part on the state's ability to attract and retain residents. Consequently, the creation of Daimler Chrysler has been a positive factor in bringing more workers to the state as well as a number of German suppliers. This inflow could account in part for the steady improvement in foreign migration over the past few years. However, although population growth increased slightly in 1999 as a result of these migration trends, it still remains well below the national average.

Finally, although Michigan's finances continue to be solid, a study from the Center on Budget and Policy maintains that recently-enacted tax cuts would leave the state with a shortfall of more than 10% in the event of a recession. These tax cuts include the reduction in personal income tax from 4.4% to 3.9% by 2004 and a complete phaseout of Michigan's major business tax. The Center on Budget also estimates that the cost of these tax cuts will grow to $1.9 billion by fiscal year 2004. Currently, the state's budget stabilization fund amounts to over $1.2 billion.

Investment Strategy

CMA Michigan Municipal Money Fund began the six-month period ended September 30, 2000 with a relatively bearish position. This was because variable rate demand products traditionally outperform fixed rate products in April and May as a result of outflows during tax time. Nonetheless, we anticipated moving

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

the Fund to a more neutral stance by June, given our opinion that tighter monetary policy, which was causing US equity markets to weaken, would soon have a negative impact on the domestic economy. It was also the case that the lack of short-term tax-exempt issuance and traditional cash inflows in early June and July caused variable rate products to underperform fixed rate products. Conversely, as the period began, a number of economic indicators, including strong retail sales and housing activity, reflected a still-healthy US economy, while the nation's unemployment rate dropped to 3.9% in April. Thus, we delayed the Fund's extension in response to these factors.

On May 16, 2000, the Federal Reserve Board tightened monetary policy by increasing the Federal Funds rate 50 basis points (0.50%) from 6.00% to 6.50%. Given this significant tightening of monetary policy, we then looked to move to the more neutral stance anticipated at the beginning of the period. For the six-month period ended September 30, 2000, the state of Michigan's issuance totaled $618.6 million. As we entered the second half of the period, an increasing portion of the economic data began to reflect a domestic economy that was softening. For example, in both July and August the change in non-farm payrolls was significantly weaker than expected, decreasing 108,000 and increasing only 53,000, respectively. The battered equity indexes also had trouble rebounding from their lows as the Dow Jones Industrial Average fell over 5%, while the NASDAQ Composite Index lost almost 15% of its value. Inflation also stayed in check as both the consumer and producer price indexes recorded negative values during the month of August. Given this backdrop for the domestic economy, we believed that a moderate slowdown could be at hand. Thus, during the remainder of the period we continued to move to a slightly more aggressive position when prudent. We accomplished this primarily in July and August when the traditional increase in fixed rate issuance provided an opportunity to lock in attractive yields. This strategy allowed the Fund to perform above average relative to its peer group during the period, as measured by IBC's Money Fund Report.

In Conclusion

We thank you for your support of CMA Michigan Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Darrin J. SanFillippo

Darrin J. SanFillippo
Vice President and Portfolio Manager

October 27, 2000

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2000                  (IN THOUSANDS)

                Face
State          Amount                              Issue                                                                      Value
------------------------------------------------------------------------------------------------------------------------------------
Michigan--    $12,981   ABN Amro, Munitops Certificates Trust, VRDN, Series 1998-13,
99.0%                   4.22% due 10/04/2006 (c) ..........................................................................  $12,981
                1,210   Battle Creek, Michigan, Housing Corporation, Housing Revenue Bonds,
                        VRDN, Series 1997-A, 5.40% due 2/01/2027 (c) ......................................................    1,210
                3,675   Berrien County, Michigan, Economic Development Corporation Revenue Bonds
                        (Arlington Corp. Project), VRDN, AMT, 5.75% due 9/01/2016 (c) .....................................    3,675
                5,580   Chippewa Valley, Michigan Schools, SAN, 4.75% due 8/22/2001 .......................................    5,591
                        Delta County, Michigan, Economic Development Corporation, Environmental
                        Improvement Revenue Refunding Bonds (Mead-Escanaba Paper), DATES,
                        Series F (c):
                2,100       5.50% due 12/01/2013 ..........................................................................    2,100
                  400       5.60% due 12/01/2013 ..........................................................................      400
                        Detroit, Michigan, Water Supply System Revenue Bonds, MSTR, VRDN (c):
                2,000       Series SG-64, 5.62% due 7/01/2025 .............................................................    2,000
                2,000       Series SGB-6, 5.62% due 7/01/2025 (b) .........................................................    2,000
               15,840   Eagle Tax-Exempt Trust, Grand Rapids, Michigan, Sanitation Sewer System,
                        VRDN, Series A, 5.44% due 1/01/2022 (c) ...........................................................   15,840
                1,085   Farmington Hills, Michigan, Economic Development Corporation, Limited
                        Obligation Revenue Refunding Bonds (Brookfield Building Association), VRDN,
                        5.50% due 11/01/2010 (c) ..........................................................................    1,085
                1,300   Flint, Michigan, Economic Development Corporation, EDR (Plastics Research),
                        VRDN, AMT, 5.75% due 9/01/2004 (c) ................................................................    1,300
                4,300   Flint, Michigan, Hospital Building Authority Revenue Bonds (Hurley Medical
                        Center), VRDN, Series B, 5.55% due 7/01/2015 (c) ..................................................    4,300
                1,170   Garden City, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                        (Garden City Hospital Obligation), VRDN, Series A, 5.50% due 9/01/2026 (c) ........................    1,170
                2,300   Georgetown Charter Township, Michigan, IDR, Limited Obligation (J&F
                        Steel Corp.), VRDN, AMT, 5.55% due 2/01/2009 (c) ..................................................    2,300
                  505   Grand Rapids, Michigan, EDR, Limited Obligation Refunding Bonds (Calder),
                        VRDN, Series A, 5.35% due 10/01/2011 (c) ..........................................................      505
                3,325   Grand Rapids, Michigan, Economic Development Corporation, EDR, Refunding
                        (Amway Hotel Corp. Project), VRDN, Series B, 5.35% due 8/01/2017 (c) ..............................    3,325
                1,000   Grand Rapids, Michigan, IDR (Custom Printers), VRDN, AMT,
                        5.55% due 7/01/2015 (c) ...........................................................................    1,000
                2,115   Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project),
                        VRDN, AMT, 5.55% due 7/01/2009 (c) ................................................................    2,115
                4,500   Holt, Michigan, Public Schools, GO, Series B, 4.30% due 3/01/2001 .................................    4,500
                3,750   Jackson, Michigan, Public Schools, GO, SAN, Series B, 4.02% due 7/03/2001 .........................    3,761
                  385   Lenawee County, Michigan, Economic Development Corporation,
                        Limited Obligation Revenue Bonds (The Wyatt Project), VRDN,
                        AMT, 5.60% due 5/01/2002 (c) ......................................................................      385
                  825   Marquette County, Michigan, Economic Development Corporation,
                        Limited Obligation Revenue Bonds (Pioneer Labs Inc. Project), VRDN,
                        AMT, Series A, 4.59% due 6/01/2012 (c) ............................................................      825
                  750   Michigan Higher Education Facilities Authority, Limited Obligation Revenue Bonds
                        (Davenport College of Business Project), VRDN, 5.40% due 3/01/2027 (c) ............................      750

Portfolio Abbreviations for CMA Michigan Municipal Money Fund

AMT     Alternative Minimum Tax (subject to)
COP     Certificates of Participation
CP      Commercial Paper
DATES   Daily Adjustable Tax-Exempt Securities
EDR     Economic Development Revenue Bonds
GO      General Obligation Bonds
HDA     Housing Development Authority
IDR     Industrial Development Revenue Bonds
M/F     Multi-Family
MSTR    Municipal Securities Trust Receipts
PCR     Pollution Control Revenue Bonds
SAN     State Aid Notes
TEAMS   Tax-Exempt Adjustable Municipal Securities
VRDN    Variable Rate Demand Notes

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2000 (CONTINUED)      (IN THOUSANDS)

                Face
State          Amount                              Issue                                                                      Value
------------------------------------------------------------------------------------------------------------------------------------
Michigan      $11,000   Michigan Municipal Bond Authority Revenue Notes, Series A-1,
(continued)             4.75% due 4/26/2001 ...............................................................................  $11,030
               14,500   Michigan Municipal Bond Authority, Revenue Refunding Bonds, Series C-2,
                        5% due 8/23/2001 ..................................................................................   14,587
                        Michigan State, Building Authority Revenue Bonds, CP, Series 1:
               16,000       4.35% due 10/26/2000 ..........................................................................   16,000
                4,000       (Bloomfield Partners Project), 4.40% due 12/20/2000 ...........................................    4,000
                7,500   Michigan State, COP (New Center Development), 4.75% due 3/01/2001 .................................    7,515
                        Michigan State, HDA, Limited Obligation Revenue Bonds (c):
                1,200       (Laurel Valley), TEAMS, 5.50% due 12/01/2007 ..................................................    1,200
                4,000       (Sand Creek Apartments, Phase I Project), VRDN, AMT, 5.62% due 1/01/2029 ......................    4,000
                2,000       (Woodland Meadows Project), VRDN, AMT, 5.80% due 3/01/2013 ....................................    2,000
                        Michigan State, HDA, M/F Housing Revenue Bonds, CP, AMT, Series A:
               11,000       4.25% due 10/20/2000 ..........................................................................   11,000
                8,550       4.30% due 11/01/2000 ..........................................................................    8,550
                1,535   Michigan State, HDA, Revenue Refunding Bonds, AMT, Series B,
                        3.95% due 12/01/2000 ..............................................................................    1,535
                        Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN (c):
                4,200       (AACOA Estrusions Inc. Project), AMT, 5.75% due 2/01/2008 .....................................    4,200
                  740       (Akemi Inc. Project), 5.75% due 3/01/2021 .....................................................      740
                  680       (Applied Textiles Inc. Project), AMT, 5.55% due 7/01/2008 .....................................      680
                3,000       (Automatic Handling Inc. Project), AMT, 5.60% due 7/01/2009 ...................................    3,000
                  400       (BBPV Project), AMT, Series A-2, 4.79% due 1/01/2014 ..........................................      400
                2,040       (Baron Drawn Steel), AMT, 5.60% due 12/01/2006 ................................................    2,040
                2,750       (Biewer of Lansing LLC Project), AMT, 5.70% due 5/01/2019 .....................................    2,750
                6,700       (CAMAC LLC Project), AMT, 5.65% due 8/01/2028 .................................................    6,700
                1,350       (Chambers Enterprises II Project), AMT, 5.75% due 11/01/2018 ..................................    1,350
                7,060       (Childrens Home--Detroit Project), 5.55% due 8/01/2029 ........................................    7,060
                2,500       (Cincinnati Milacron Inc. Project), AMT, 5.60% due 4/15/2005 ..................................    2,500
                  900       (Dott Industries Inc. Project), AMT, 5.75% due 6/01/2001 ......................................      900
                4,500       (Forest City Technologies), AMT, 5.60% due 9/01/2015 ..........................................    4,500
                3,500       (Glastender Inc. Project), AMT, 5.75% due 12/01/2010 ..........................................    3,500
                5,600       (Graphic Enterprises Inc. Project), AMT, 5.75% due 9/01/2014 ..................................    5,600
                  915       (Hercules Drawn Steel Project), AMT, 5.70% due 8/01/2006 ......................................      915
                1,140       (Inalfa-Hollandia Inc. Project), AMT, 5.75% due 5/01/2016 .....................................    1,140
                2,000       (Ingersoll CM Systems Inc. Project), AMT, 5.75% due 12/01/2011 ................................    2,000
                4,800       (Karona Inc. Project), AMT, 5.60% due 12/01/2015 ..............................................    4,800
                3,700       (Kaumagraph Flint Corporation Project), AMT, 5.75% due 11/01/2014 .............................    3,700
                2,500       (Kendor Steel Rule Die Project), AMT, 5.75% due 11/01/2019 ....................................    2,500
                2,250       (Kerkstra Precast Inc. Project), AMT, 5.55% due 5/01/2025 .....................................    2,250
                1,915       (Monarch Hydraulics Inc. Project), AMT, 5.55% due 7/01/2016 ...................................    1,915
                2,000       (Morrell Inc. Project), AMT, 5.75% due 5/01/2022 ..............................................    2,000
                1,300       (Norbert Industries Inc. Project), AMT, 4.59% due 4/01/2006 ...................................    1,300
                  830       (Northern Pure Ice Co. Project), AMT, 4.59% due 3/01/2015 .....................................      830
                  815       (Nuvar Properties LLC Project), AMT, 5.55% due 7/01/2026 ......................................      815
                2,300       (Park Realty LLC), AMT, Series A, 5.55% due 9/01/2026 .........................................    2,300
                  455       (Perfection Steel Inc. Project), 5.55% due 3/01/2002 ..........................................      455
                6,155       (Pioneer Metal Finishing Project), AMT, 5.55% due 11/01/2008 ..................................    6,155
                1,725       (R.H. Wyner Association Inc. Project), AMT, 5.55% due 10/01/2026 ..............................    1,725
                3,300       (Richwood Industries Inc. Project), AMT, 5.75% due 9/01/2030 ..................................    3,300
                5,310       (Riverwalk Properties LLC Project), AMT, 5.75% due 8/01/2021 ..................................    5,310
                  300       Series C-4, 4.79% due 1/01/2009 ...............................................................      300
                1,095       (TEI Investments LLC), AMT, 5.75% due 2/01/2022 ...............................................    1,095
                2,000       (Team Industries Inc. Project), AMT, 5.55% due 3/01/2023 ......................................    2,000

CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 2000 (CONCLUDED)      (IN THOUSANDS)


                Face
State          Amount                              Issue                                                                     Value
------------------------------------------------------------------------------------------------------------------------------------
Michigan                Michigan State Strategic Fund, Limited Obligation Revenue Bonds,
(concluded)             VRDN (c) (concluded):
              $ 3,525       (Temperance Enterprises Company), AMT, 5.60% due 8/01/2011 ...................................  $  3,525
                1,140       (Tom Miller Inc. Project), AMT, 5.55% due 12/01/2009 .........................................     1,140
                2,200       (Universal Leasing Inc. Project), AMT, 5.75% due 11/01/2016 ..................................     2,200
                1,900       (Universal Tube Inc. Project), AMT, 5.75% due 8/01/2011 ......................................     1,900
                2,000       (Vector Investments LLC Project), AMT, 4.60% due 2/01/2020 ...................................     2,000
                2,000       (WDKK Development LLC Project), AMT, 5.75% due 1/01/2024 .....................................     2,000
                3,500       (Waltec American Forgings), AMT, 5.75% due 10/01/2009 ........................................     3,500
                  375       (Whitehall Industries), AMT, Series A-6, 4.79% due 1/01/2014 .................................       375
                3,000       (Zuckero Investment Company Inc. Project), AMT, 5.75% due 8/01/2015 ..........................     3,000
                        Michigan State Strategic Fund, Limited Obligation Revenue Refunding Bonds, VRDN (c):
                  800       (Grandview Plaza Project), AMT, 5.60% due 12/15/2010 .........................................       800
                  290       (Park Village Pines Project), 5.40% due 5/01/2006 ............................................       290
               11,800   Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project),
                        VRDN, 5.50% due 4/15/2018 (a)(c) .................................................................    11,800
                3,400   Monroe County, Michigan, Economic Development Corporation,
                        Limited Obligation Revenue Refunding Bonds (Detroit Edison),
                        VRDN, Series CC, 5.50% due 10/01/2024 (c) ........................................................     3,400
                1,800   Muskegon County, Michigan, Economic Development Corporation,
                        Limited Obligation Revenue Refunding Bonds (Baker College),
                        VRDN, 5.40% due 12/01/2021 (c) ...................................................................     1,800
                4,000   Oakland County, Michigan, Economic Development Corporation,
                        Limited Obligation Revenue Bonds (V&M Corporation Project),
                        VRDN, AMT, 5.75% due 9/01/2018 (c) ...............................................................     4,000
                3,300   Rockford, Michigan, IDR, Limited Obligation (Alloy Exchange Project),
                        VRDN, AMT, 6.20% due 9/01/2019 (c) ...............................................................     3,300
                        Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                        (William Beaumont Hospital), VRDN (c):
                1,500       Series J, 5.50% due 1/01/2003 ................................................................     1,500
                2,200       Series L, 5.50% due 1/01/2027 ................................................................     2,200
                6,700   Saginaw County, Michigan, Economic Development Corporation Revenue Bonds
                        (Al-Fe Heat Treating Project), VRDN, AMT, 4.70% due 2/01/2010 (c) ................................     6,700
                6,400   University of Michigan, University Hospital Revenue Bonds, VRDN,
                        Series A, 5.40% due 12/01/2027 (c) ...............................................................     6,400
                1,900   University of Michigan, University Hospital Revenue Refunding Bonds,
                        VRDN, Series A, 5.40% due 12/01/2019 (c) .........................................................     1,900
                8,000   Walled Lake, Michigan, Consolidated School District, Refunding,
                        MSTR, VRDN, GO, Series SGA-68, 5.60% due 5/01/2022 (b)(c) ........................................     8,000
                3,500   Waterford, Michigan, School District, GO, SAN, 5.25% due 5/30/2001 ...............................     3,508
               12,425   Wayne Charter County, Michigan, Airport Revenue Refunding Bonds
                        (Detroit Metropolitan County), VRDN, AMT, Series A, 5.60% due 12/01/2016 (c) .....................    12,425
                3,000   Wayne County, Michigan, Community College, Community College Notes,
                        GO, 4.75% due 4/02/2001 ..........................................................................     3,005
                  570   Wyoming, Michigan, Economic Development Corporation Revenue Refunding
                        Bonds (Family One Inc. Project), VRDN, AMT, 5.55% due 11/01/2019 (c) .............................       570
------------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--   1,150   Puerto Rico Commonwealth, Highway and Transportation Authority, Transportation
0.4%                    Revenue Refunding Bonds, VRDN, Series A, 4.50% due 7/01/2028 (a)(c) ..............................     1,150
------------------------------------------------------------------------------------------------------------------------------------
                        Total Investments (Cost--$339,648*)--99.4% .......................................................   339,648
                        Other Assets Less Liabilities--0.6% ..............................................................     2,194
                                                                                                                            --------
                        Net Assets--100.0% ...............................................................................  $341,842
                                                                                                                            ========
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   MBIA Insured.
(c) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2000.
*     Cost for Federal income tax purposes.

      See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2000

Assets:
Investments, at value (identified cost--$339,647,521) ..............................               $ 339,647,521
Cash ...............................................................................                      48,013
Interest receivable ................................................................                   2,229,420
Prepaid registration fees and other assets .........................................                     261,583
                                                                                                   -------------
Total assets .......................................................................                 342,186,537
                                                                                                   -------------
Liabilities:
Payables:
  Investment adviser ...............................................................   $ 138,419
  Distributor ......................................................................      89,598         228,017
                                                                                       ---------
Accrued expenses and other liabilities .............................................                     116,992
                                                                                                   -------------
Total liabilities ..................................................................                     345,009
                                                                                                   -------------
Net Assets .........................................................................               $ 341,841,528
                                                                                                   =============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of
 shares authorized .................................................................               $  34,192,930
Paid-in capital in excess of par ...................................................                 307,736,371
Accumulated realized capital losses--net ...........................................                     (87,773)
                                                                                                   -------------
Net Assets--Equivalent to $1.00 per share based on 341,929,301 shares of beneficial
  interest outstanding .............................................................               $ 341,841,528
                                                                                                   =============

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000

Investment Income:
Interest and amortization of premium and
 discount earned ....................................             $   7,642,470

Expenses:
Investment advisory fees ............................   $885,960
Distribution fees ...................................    221,198
Accounting services .................................     42,433
Professional fees ...................................     23,842
Transfer agent fees .................................     22,957
Custodian fees ......................................     15,456
Printing and shareholder reports ....................     10,646
Registration fees ...................................      8,662
Pricing fees ........................................      5,202
Trustees' fees and expenses .........................      1,011
Other ...............................................      1,902
                                                        --------
Total expenses ......................................                 1,239,269
                                                                  -------------
Investment income--net ..............................                 6,403,201
Realized Loss on Investments--Net ...................                    (4,954)
                                                                  -------------
Net Increase in Net Assets Resulting from Operations              $   6,398,247
                                                                  =============

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                          For the Six      For the Year
                                                         Months Ended          Ended
                                                         September 30,       March 31,
Increase (Decrease) in Net Assets:                           2000              2000
----------------------------------------------------------------------------------------
Operations:
Investment income--net ..............................   $   6,403,201    $    10,833,211
Realized loss on investments--net ...................          (4,954)            (5,068)
                                                        -------------    ---------------
Net increase in net assets resulting from
 operations .........................................       6,398,247         10,828,143
                                                        -------------    ---------------
Dividends to Shareholders:
Dividends to shareholders from investment
 income--net ........................................      (6,403,201)       (10,833,211)
                                                        -------------    ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares ....................     706,458,936      1,574,543,444
Value of shares issued to shareholders in
 reinvestment of dividends ..........................       6,403,179         10,833,557
                                                        -------------    ---------------
                                                          712,862,115      1,585,377,001
Cost of shares redeemed .............................    (731,349,356)    (1,618,650,417)
                                                        -------------    ---------------
Net decrease in net assets derived from
 beneficial interest transactions ...................     (18,487,241)       (33,273,416)
                                                        -------------    ---------------
Net Assets:
Total decrease in net assets ........................     (18,492,195)       (33,278,484)
Beginning of period .................................     360,333,723        393,612,207
                                                        -------------    ---------------
End of period .......................................   $ 341,841,528    $   360,333,723
                                                        =============    ===============

See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived  For the Six
from information provided in the financial statements.     Months Ended             For the Year Ended March 31,
                                                           September 30,   -----------------------------------------------
Increase (Decrease) in Net Asset Value:                        2000          2000         1999         1998         1997
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .....................   $   1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                                             --------      --------     --------     --------     --------
Investment income--net ...................................        .02           .03          .03          .03          .03
Realized gain (loss) on investments--net .................         --+           --+          --+          --+          --+
                                                             --------      --------     --------     --------     --------
Total from investment operations .........................        .02           .03          .03          .03          .03
                                                             --------      --------     --------     --------     --------
Less dividends from investment
 income--net .............................................       (.02)         (.03)        (.03)        (.03)        (.03)
                                                             --------      --------     --------     --------     --------
Net asset value, end of period ...........................   $   1.00      $   1.00     $   1.00     $   1.00     $   1.00
                                                             ========      ========     ========     ========     ========
Total Investment Return ..................................       3.60%*        2.86%        2.78%        3.07%        2.90%
                                                             ========      ========     ========     ========     ========
Ratios to Average Net Assets:
Expenses .................................................        .70%*         .70%         .71%         .71%         .72%
                                                             ========      ========     ========     ========     ========
Investment income--net ...................................       3.60%*        2.81%        2.72%        3.02%        2.84%
                                                             ========      ========     ========     ========     ========
Supplemental Data:
Net assets, end of period (in thousands) .................   $341,842      $360,334     $393,612     $306,046     $272,969
                                                             ========      ========     ========     ========     ========

*     Annualized.
+     Amount is less than $.01 per share.

      See Notes to Financial Statements.

CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

CMA Michigan Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 2000, the Fund had a net capital loss carryforward of approximately $83,000, of which $39,000 expires in 2003, $32,000 expires in 2005, $7,000 expires in 2006 and $5,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

CMA MICHIGAN MUNICIPAL MONEY FUND
OFFICERS AND TRUSTEES

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
  Treasurer
Phillip Gillespie--Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

*     For inquiries regarding your CMA account, call (800) CMA-INFO [(800)
      262-4636].

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

CMA Michigan
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011                                            #16056--9/00

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